                                    DEF 14A
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SECTION 14(A) INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement



                                     PROFIT FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / $500 per each party to the controversy pursuant to the Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------
     (1) Set Forth the amount on which the filing fee is calculated and state how it was determined.
         -----------------------------------------------------------------------

------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          PROFIT FINANCIAL CORPORATION
                         14675 INTERURBAN AVENUE SOUTH
                         SEATTLE, WASHINGTON 98168-4664

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:


    The Annual Meeting of Shareholders of Profit Financial Corporation (the "Company") will be held on December 10, 1997 at 2:00 p.m., local time, at the Company's main office at 14675 Interurban Avenue South, Seattle, Washington, for the following purposes:


    (1) To elect all of the directors each to serve a one, two, or three year term, depending on the director's classification as a director;

    (2) To ratify the change of the name of the corporation to Wade Cook Financial Corporation;

    (3) To authorize the reincorporation of the Company in the state of Nevada;

    (4) To authorize an increase in the total authorized common stock of the Company by 80,000,000 shares to 140,000,000 shares of Common Stock (par value $.01);

    (5) To adopt the Wade Cook Financial Corporation 1997 Stock Incentive Plan; and,

    (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on September 1, 1997 are entitled to notice of, and to vote at, the Meeting.

    All shareholders are cordially invited to attend the Meeting in person.

                                          By order of the Board of Directors

                                          /s/ Laura M. Cook
                                          Laura M. Cook
                                          SECRETARY


Seattle, Washington
November 20, 1997



    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ATTACHED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY, LAURA M. COOK, A NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE MEETING.

                          PROFIT FINANCIAL CORPORATION
                         14675 INTERURBAN AVENUE SOUTH
                         SEATTLE, WASHINGTON 98168-4664

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


    The enclosed form of proxy is solicited by the Board of Directors of Profit Financial Corporation, a Utah corporation (the "Company"), in connection with its Annual Meeting of Shareholders to be held at the Company's main office at 14675 Interurban Avenue South, Washington, on December 10, 1997 at 2:00 p.m. (the "Meeting"). Copies of these proxy solicitation materials were first mailed to shareholders on or about November 20, 1997. A copy of the Company's 1996 Annual Report was first mailed to shareholders on or about October 3, 1997.


RECORD DATE; OUTSTANDING SHARES; QUORUM

    Only holders of record of shares of the Company's Class A common stock, par value $.01 (the "Common Stock"), at the close of business on September 1, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On that date 6,715,032 shares of Common Stock were issued and outstanding. There are no other voting securities of the Company outstanding. The presence in person or by proxy of holders of record of a majority of the issued and outstanding shares of the Common Stock is required to constitute a quorum for the transaction of business at the Meeting.

REVOCABILITY OF PROXY

    Any shareholder giving a proxy has the power to revoke it at any time before it is voted by submitting a form of proxy bearing a later date or by giving written notice to the Company (Attention: Secretary of the Corporation). If a shareholder attends the Meeting and elects to vote in person, such shareholder's previously executed proxy is thereby revoked.

VOTING AND SOLICITATION

    When the enclosed form of proxy is properly executed and returned, the shares of the Common Stock it represents will be voted in accordance with the directions indicated thereon, OR, if no direction is indicated thereon, it will be voted IN FAVOR of (i) electing the ten nominees for director identified below, (ii) ratifying the change of the name of the Company to Wade Cook Financial Corporation, (iii) authorizing the reincorporation of the Company in the state of Nevada, (iv) authorizing an increase in the total authorized common stock of the Company to 140,000,000 shares, and (v) adopting the Wade Cook Financial Corporation 1997 Stock Incentive Plan. Shareholders will be entitled to one vote for each share of Common Stock held on the Record Date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the ownership of shares of the Common Stock as of September 1, 1997 (except as otherwise noted) by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group. Except as noted below each person named in the table has sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned.

                                                                                          SHARES
                                                                                       BENEFICIALLY      PERCENT OF
BENEFICIAL OWNER(1)                                                                      OWNED(2)         CLASS(3)
-----------------------------------------------------------------------------------  -----------------  -------------
Officers and Directors:
  Wade B. Cook(4)..................................................................       4,038,540            60.1%
  Andrew T. Rice...................................................................
  Laura M. Cook(5).................................................................       4,038,540            60.1%
  Cheryle Hamilton.................................................................             140           *
  Robert T. Hondel.................................................................          20,140           *
  Dr. Warren H. Chaney(6)..........................................................          20,000           *
  John V. Childers.................................................................          20,140           *
  Nicholas Dettman.................................................................          20,000           *
  Eric W. Marler...................................................................             140           *
  Pamela S. Anderson...............................................................             140           *
  Robin Anderson...................................................................           2,140           *
  All executive officers and directors of the Company as a group (11 persons)......       4,121,380            61.4%
Non-management 5% Shareholders:
  Yeaman Enterprises, Inc.
    3098 S. Highland Drive, Suite 460
    Salt Lake City, Utah 84106.....................................................         541,813             8.0%

------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of the Common Stock

(1) Unless otherwise indicated, the address of the beneficial owner is c/o Profit Financial Corporation, 14675 Interurban Avenue South, Seattle, Washington 98168-4664.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for calculating the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for calculating the percentage of any other person. Except as indicated by footnote, and except for voting or investment power held jointly with a person's spouse, the persons named in the table have sole voting and investment power with respect to all shares of capital stock shown beneficially owned by them.

(3) Percentage is calculated based upon 6,715,032 shares of Common Stock outstanding on September 1, 1997 and does not take into account a 3-1 stock split approved by the Board of Directors effective September 15, 1997.

(4) Includes (a) 938,540 shares of Common Stock owned of record by Mr. Cook, (b) 200,000 shares owned by the Wade Cook Family Trust, a trust established for the benefit of Mr. and Mrs. Cook's family, (c) 100,000 shares of Common Stock held by Money Chef, Inc., and (d) shared voting and investment power over 2,800,000 shares of Common Stock owned by the Wade B. Cook and Laura M. Cook Family Trust, a trust established for the benefit of Mr. & Mrs. Cook's family. Wade B. Cook and

    Laura M. Cook are husband and wife. All shares held by Mr. Cook are held as community property. Mr. Cook is the trustee of the named trusts.

(5) Includes shared voting and investment power over 2,800,000 shares of Common Stock owned by the Wade B. Cook and Laura M. Cook Family Trust. Wade B. Cook and Laura M. Cook are husband and wife. Also includes 1,238,540 shares owned by Mr. Cook or by the Wade Cook Family Trust, as to which Mrs. Cook disclaims beneficial ownership. All shares held by Mrs. Cook are held as community property.

(6) Includes immediately exercisable options to acquire 20,000 shares of Common Stock.

                             ELECTION OF DIRECTORS


    The Company's amended Articles of Incorporation and Bylaws, as ratified, provide that directors shall be divided into three groups with each group containing as nearly as possible equal numbers of directors. Initially, all directors have been nominated to be elected at the Meeting and four (4) directors will be elected to terms expiring at the next annual meeting of shareholders to be held in 1998. A second group of three (3) directors will be elected to serve until the next annual meeting of shareholders to be held in 1999, and a third group of three (3) directors will be elected to serve until the annual meeting of shareholders to be held in 2000. After these initial terms expire, newly elected directors will each serve for a term of three years and until the election and qualification of their successors, and it is intended that properly executed proxies will be voted FOR the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed form of proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. It is not anticipated that any nominee listed below will be unable or will decline to serve as a director.


NOMINEES FOR DIRECTOR

    The names of the nominees, their ages, the dates they first became directors, information regarding their service on committees of the Board of Directors and certain biographical information is set forth below.

NAME                                                            AGE                  POSITION              DIRECTOR SINCE
----------------------------------------------------------      ---      --------------------------------  ---------------
Wade B. Cook..............................................          47   Chairman of the Board*                    6/95
Laura M. Cook.............................................          44   Secretary and Director*                   6/95
Cheryle Hamilton..........................................          45   Director*                                 6/97
Robert T. Hondel..........................................          54   Director*                                 6/97
Dr. Warren H. Chaney......................................          54   Director                                  6/97
John V. Childers..........................................          52   Director                                  8/95
Nicholas Dettman..........................................          49   Director                                  5/95
Eric W. Marler............................................          39   Director                                 12/96
Pamela S. Anderson........................................          46   Director*                                 6/97
Robin Anderson............................................          33   Director*                                 6/97

------------------------

*   Indicates members who are executive officers or management of the Company.

    WADE B. COOK is the Chairman of the Board and President. Mr. Cook also served as Treasurer and President of WCSI since 1989. Mr. Cook is an internationally recognized author of numerous books on finance, real estate, asset protection and the stock market, a trainer and speaker on these topics, and the developer of educational products on investing and personal wealth management. Mr. Cook is the husband of Laura M. Cook.

    LAURA M. COOK is the Secretary and a member of the Board of Directors of the Company. Mrs. Cook has also served as an officer and operational manager in several subsidiaries of the Company. Mrs. Cook has also managed accounting systems for various corporations for 15 years.

    CHERYLE HAMILTON is the Director of Lighthouse Publishing since October, 1996. From March, 1996 to February, 1997, Ms. Hamilton served as Human Resources Director for the Company. Prior to her involvement with the Company, Ms. Hamilton was Executive Assistant of Sunsportswear, Inc., a clothing manufacturer located in Seattle, Washington. She also provided intellectual property and marketing consulting on a contract basis from 1991 to 1994.

    ROBERT T. HONDEL is a Director of the Company and is the Director of Quantum Marketing, Inc., a to be formed subsidiary of the Company, and was the General Sales Manager of WCSI. Mr. Hondel left retirement to join the Company. Prior to joining the Company, Mr. Hondel spent 18 years as the Director and President of the Knapp College of Business in Tacoma, Washington. Mr. Hondel is the uncle of Robin Anderson.

    DR. WARREN H. CHANEY is a Director of the Company. Since 1980, Dr. Chaney has been involved in the motion picture and television industry as a writer, director and producer for projects originating from Paige-Brace Cinema, Ltd., Lorimar Films, TMS, Inc., Skorris Films Inc., Sandpiper Productions, Inc., Leading Edge Entertainment, Inc., Warren Chaney Productions, Inc., Intercontinental Releasing Corporation, and Millennial Entertainment.

    JOHN V. CHILDERS is a Director of the Company. In addition to his duties as Director, Mr. Childers acts as a speaker trainer of the Company. Mr. Childers is a director and the former President of Ideal Travel Concepts, a travel company with locations in Tennessee and Florida.

    NICHOLAS DETTMAN is a Director of the Company. He is a captain for Delta Airlines, located in Atlanta, Georgia, and has been with that company for over 30 years. He is the owner and operator of Kalowai Plantation, an orchid ranch in Kauai, Hawaii.


    ERIC W. MARLER is a Director of the Company and has been a speaker for the Company since September, 1996. Mr. Marler also served as Chief Financial Officer of the Company from December, 1996 to June, 1997. Mr. Marler is Vice President of Cascade Management Associates, L.P., a firm that provides tax consulting. Prior to his involvement with the Company, Mr. Marler practiced as a Certified Public Accountant giving advice on income tax and profitability planning with Martin/Grambush, P.C., an accounting firm located in Kirkland, Washington.


    PAMELA S. ANDERSON is a Director of the Company. Ms. Anderson joined WCSI in October, 1994, as a director of Left Coast Advertising, Inc., a subsidiary of the Company. She currently serves as Director of Real Estate Investments for the Company. Prior to her association with the Company, Ms. Anderson worked with Bromar, Inc., Harris/3M and NEC, and has extensive experience in the fields of sales and real estate.

    ROBIN ANDERSON is a Director of the Company. Ms. Anderson is the Sales Manager for the Company and has been with the Company since 1994.

VOTE REQUIRED

    The candidates elected will be those receiving the largest number of votes cast by the shares of Common Stock entitled to vote in the election, up to the number of directors to be elected by such shares. Shares of Common Stock held by persons who abstain from voting and broker "non-votes" will not be counted in the election.

BOARD MEETINGS AND COMMITTEES

    During 1996, the Board of Directors held two meetings. Each current member attended at least 100% of the meetings of the Board of Directors for which they were eligible to attend.

    There were no committee meetings of the Board for 1996. In June, 1997 the Board of Directors eliminated the Employee Committee. The Board of Directors does not have a Nominating Committee.

    The amended By-laws being ratified by the shareholders contain provisions creating an Executive Committee, an Audit Committee, and a Compensation Committee. A description of the duties of each of these committees and the identification of the members of the Board of Directors who will serve on each committee is as follows:


    The Executive Committee has the authority to approve the acquisition, financing and disposition of investments for the Company and execute certain contracts and agreements, including those related to borrowing money by the Company, and generally will exercise all other powers of the Board of Directors except for those which require action by the Board of Directors under the Articles of Incorporation, By-Laws or applicable law. The proposed members of the Executive Committee are Wade B. Cook, Laura M. Cook and Pamela S. Anderson.


    The Audit Committee consists of directors who are not employees and who are, in the opinion of the Board of Directors, free from any relationship that would interfere with their exercise of independent judgment as Audit Committee members. The Audit Committee has been established to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls The proposed members of the Audit Committee are Nicholas Dettman, Dr. Warren H. Chaney and Eric W. Marler.

    The Compensation Committee consists of directors who are not employees of the Company and has been established to review the Company's general compensation strategy, establish the salaries of, and review the benefit programs for, the Chairman and Chief Executive Officer and set the salaries of, and review the benefit programs for, those persons who report directly to the Chief Executive Officer, and to approve certain employment contracts. The proposed members of the Compensation Committee are Eric W. Marler, John V. Childers and Dr. Warren H. Chaney.

COMPENSATION OF DIRECTORS


    The Company pays each director a fee of $3,000, payable quarterly, in advance. In addition, the Company reimburses non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with their activities on behalf of the Company. Directors of the Company are eligible for participation in the Wade Cook Financial Corporation 1997 Stock Incentive Plan. See "1997 Stock Incentive Plan". The 1997 Stock Incentive Plan is administered by the Board of Directors.


                     [This Space Intentionally Left Blank]

                               OTHER INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain compensation information for each of the last three fiscal years for the Chief Executive Officer and each of the next four most highly compensated executive officers whose compensation exceeded $100,000 and two additional persons for whom disclosure would have been required had such persons been executive officers of the Company.


                                                                                       LONG TERM COMPENSATION
                                                                        ----------------------------------------------------
                                     ANNUAL COMPENSATION                         AWARDS             PAYOUTS
                        ----------------------------------------------  ------------------------  -----------
                                                             OTHER      RESTRICTED   SECURITIES      LTIP
                                                            ANNUAL         STOCK     UNDERLYING     PAYOUT       ALL OTHER
NAME AND POSITION         YEAR      SALARY      BONUS    COMPENSATION     AWARDS       OPTIONS        ($)      COMPENSATION
----------------------  ---------  ---------  ---------  -------------  -----------  -----------  -----------  -------------
Wade B. Cook,.........       1996  $  90,628                      (2)                                           $ 4,366,183(1)
  Chairman, President        1995                                                                               $   755,550
    and CEO                  1994  $  16,000                                                                    $    82,923

Robert T. Hondel,.....       1996  $ 179,532
  General Sales              1995  $  62,500
  Manager                    1994

Christopher Carde,
  (3).................       1996  $ 223,521
  Former General             1995  $  51,055
  Counsel, CEO and           1994
  Director

Margaret Huss,........       1996  $ 223,396
  Sales Representative       1995
                             1994

Barry Collett,........       1996  $ 135,193
  Sales Representative       1995
                             1994


    Certain of the Company's executive officers received personal benefits in addition to salary and cash bonuses, including car allowances or the use of a car owned by the Company. The aggregate amount of such personal benefits however, does not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officers.

------------------------

(1) Amounts for Mr. Cook in this column represent primarily royalties paid by WCSI indirectly to Mr. Cook pursuant to a Product Agreement. See "Certain Relationships and Related Transactions."

(2) All employees of the Company have received a small number of shares from time to time as a bonus in exceeding certain sales expectations.

(3) Mr. Carde's employment was terminated on May 7, 1997.

EMPLOYMENT AND TERMINATION AGREEMENTS

    Pursuant to an Employment Agreement, dated as of June 25, 1997 and effective as of July 1, 1997, Mr. Cook will be employed as Chief Executive Officer and President of the Company. The Employment Agreement provides for a three-year term in which Mr. Cook will receive an annual base salary of $240,000 in Year 1, $265,000 in Year 2 and $290,000 in Year 3. According to the Employment Agreement, Mr. Cook may receive additional bonuses for work as approved by the Board of Directors of the Company. To date, no such bonuses have been requested or approved. In addition, Mr. Cook is entitled to reimbursement for reasonable travel and business entertainment expenses authorized by the Company, as well as certain fringe benefits.

    Christopher Carde was terminated by the Company pursuant to a confidential termination agreement dated August 21, 1997. Mr. Carde did not receive any additional severance compensation and agreed to continue to uphold his non-compete agreement.

STOCK OPTIONS

    The following table sets forth information concerning the grant of stock options during fiscal year 1996 to each of the Named Officers. No stock appreciation rights ("SARs") have been granted by the Company.

                     OPTION GRANTS IN THE LAST FISCAL YEAR
                              INDIVIDUAL GRANTS(1)


                                                                                                      POTENTIAL
                                                                                                   REALIZABLE VALUE
                                                                                                      AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                      SECURITIES     % OF SECURITIES                                 STOCK PRICE
                                      UNDERLYING       UNDERLYING                                    APPRECIATION
                                        OPTIONS      OPTIONS GRANTED   EXERCISE                   FOR OPTION TERM(1)
                                        GRANTED      TO EMPLOYEES IN    PRICE     EXPIRATION   ------------------------
NAME                                    (#)(2)         FISCAL YEAR    ($/SHARE)     DATE(S)       5%($)       10%($)
----------------------------------  ---------------  ---------------  ----------  -----------  -----------  -----------
Wade B. Cook, Chairman
Laura M. Cook, Secretary


------------------------

(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.


(2) No options were granted during 1996.


    The number of shares acquired upon exercise of options and the value realized from any such exercise, during fiscal year 1996, and the number of shares subject to exercisable and unexercisable options held and their values at December 31, 1996 for each of the Named Officers are set forth in the following table.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                                  NUMBER OF
                                                                                 SECURITIES        VALUE OF
                                                                                 UNDERLYING      UNEXERCISED
                                                                                 UNEXERCISED     IN-THE-MONEY
                                                                                 OPTIONS AT       OPTIONS AT
                                                     SHARES                      FY-END (#)       FY-END($)
                                                   ACQUIRED ON       VALUE      EXERCISABLE/     EXERCISABLE/
NAME                                              EXERCISE(#)(1) REALIZED($)(1) UNEXERCISABLE  UNEXERCISABLE(2)
------------------------------------------------  -------------  -------------  -------------  ----------------
Wade B. Cook, Chairman
Laura M. Cook, Secretary


------------------------

(1) No options were exercised during 1996.

(2) No options were in-the-money at the time of grant or at fiscal year end. "In-the-money" means that the market price of the underlying shares is higher than the price at which shares can be purchased by exercise of an option.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company had a Product Agreement on January 3, 1993 with Money Chef setting forth certain terms for the right to use the name and products. The royalty payments paid to Money Chef under the Product Agreement ranged from 10% to 50% of gross sales (as defined in the Product Agreement). In fiscal 1995 and 1996, the Company was generally required to pay Money Chef 10% to 30% of gross sales, with Money Chef having the right to specify the percentage within the 10% to 50% range that the Company must pay. Money Chef has opted to receive the minimum amount of royalties of 10% in each of fiscal 1996 and 1995. The Company paid royalties of $4,366,183 in 1996 and $755,550 in 1995 and $82,923 in 1994.

    On June 26, 1997, Wade Cook Seminars, Inc. renegotiated the Product Agreement for an additional period through June 30, 2002 for a flat royalty of 10% of gross sales. Mr. Cook does not have an "outputs contract" (i.e., a contract giving the Company the first right to license or otherwise obtain the rights in and to all of the products Mr. Cook writes and creates) with the Company and so the Management of the Company can not guarantee that all future products created by Mr. Cook will be licensed by the Company under the terms of the Product Agreement.


    The Company has licensed the rights to Mr. Cook's books, Real Estate Money Machine, Wall Street Money Machine, Stock Market Miracles, Bear Market Baloney, and Business Buy the Bible under individual Publishing Agreements with Lighthouse Publishing Group, Inc., (a subsidiary). Under the terms of each of the book licenses, Mr. Cook is paid a royalty of ten percent (10%) of the retail price of each book sold. The amount of royalties paid to Mr. Cook and his affiliates under the Publishing Agreements in 1996, 1995 and 1994 is included in the amounts stated above as paid to him pursuant to the Product Agreement.


    Evergreen Lodging, L.P., a Nevada limited partnership ("Evergreen") which is an indirect subsidiary of the Company, has loaned approximately $275,000 to Cross Roads, L.P., a limited partnership of which Mr. Cook serves as the president of the general partner of the partnership. The indebtedness is evidenced by a Secured Demand Note dated February 7, 1996 in the original principal amount of $25,000 and a Secured Demand Note dated August 30, 1996 in the original principal amount of $250,000, each payable to Evergreen and executed by Cross Roads, L.P.


    WCSI has loaned approximately $875,000 to Newstart Centre, Inc., a Utah corporation related to the Company by virtue of a 30% ownership interest therein owned or controlled by Wade B. Cook or his affiliate. Newstart Centre, Inc. is in the business of buying, leasing and selling motor vehicles to the general public. The indebtedness is evidenced by seven (7) Promissory Notes (Secured) dated February 4, April 4, May 23, June 20, July 25 (2) and October 9, all in 1997 and each in the original principal amount of $125,000 payable to WCSI and executed by Newstart Centre, Inc. and a Secured Loan Agreement dated February 4, 1997 by and between WCSI and Newstart Centre, Inc. The Promissory Notes each provide for the repayment of the loan evidenced thereby in forty-eight (48) equal monthly installments of $3,606.88. Interest on the amount represented by each note accrues on the unpaid principal balance at the simple interest rate of seventeen per cent (17%) per annum. The Secured Loan Agreement provides that the loans evidenced by the Promissory Notes is secured by a lien in the motor vehicles owned by Newstart Centre, Inc.


    Paul Cook, Mr. Cook's brother, contracts with WCSI to provide speaking services. Paul Cook executed a loan from WCSI on June 18th, 1997 for a total of seventy-five thousand dollars ($75,000) for a two-year period at the interest rate of 11 percent (11%). The loan is secured by a second position on Mr. Cook's home in Salt Lake City, Utah. The Company has paid Paul Cook $77, 156 so far in 1997. The Company has paid to Paul Cook $11,746 and $3,500 in 1996 and 1995, respectively. The Company has no records of payments to Paul Cook in 1994. Additionally, the Company believes that "Grand Teton" is an entity owned or controlled by Paul Cook to which the Company has paid $133,382 and $34,902 in 1997 to date and 1996, respectively.


    Scott Scheuerman, who is the brother-in-law of Mr. Cook, is president of USA Corporate Services, Inc. ("USA"), BOSS, Inc. and Acorn Corporate Services, Inc. which are Nevada corporations operating out of Nevada. Acorn acts as resident agent for Nevada corporations and BOSS provides corporate business office suite services for Nevada corporations operating in Nevada. USA generally sells Nevada corporations. The Company markets these services and sells the processing of Nevada corporations. Clients of USA that purchased either/or both Acorn resident agent services or BOSS services increased from 600 in 1994 to 1,120 in 1995 and 1,360 in 1996. In 1997 to date the Company has paid $550.00 to either Acorn Corporate Services, Inc. or Boss, Inc. The Company paid no fees to Acorn and Boss and paid $398,338 to USA in 1996. The Company paid $117,866 and $123,242 to either or all of these entities in 1995 and 1994, respectively.


    Eric W. Marler, the former Chief Financial Officer of the Company and a current Director and a speaker in its educational seminars, is the owner of 50% of the issued shares of Cascade Management Associates, L.P. ("Cascade"). Cascade has provided to WCSI the seminar speaking services of Mr. Marler for a fee of $10,000 per month. since September 1996. The Company has paid $62,515 to Cascade so far in 1997. The Company has paid $35,555 in 1996 and has no record of payments to Cascade in prior years.

    John V. Childers, a director of the Company, contracts with WCSI through Speaker Services, Inc., a private corporation, to train all speakers for all events produced by WCSI. The agreement sets forth a compensation plan of one percent (1%) of the gross of all Financial Clinic seminars, and one-half percent (0.5%) of the gross of all Wall Street Workshops. The Company has paid Speaker Services $231,990 so far in 1997. The Company paid $22,710 and $3,080 in 1996 and 1995, respectively. The Company has no records of payments to this entity in 1994.


    Additionally, Mr. Childers is the former president and a director of Ideal Travel Corporation ("Ideal"), and WCSI utilizes Ideal as well as other travel agencies in the planning of its corporate travel. As a result of the corporate working relationship between Ideal and WCSI, Mr. Cook receives fifty percent of the commissions paid to Ideal by its suppliers for the Company's corporate travel, which commissions are generally 10% of the cost of travel subject to airline caps on airfare commissions. This arrangement is a carry-over from a time when Mr. Cook was enrolled as a travel agent for Ideal Travel Corporation. Mr. Cook or his wife Laura Cook, who is also an enrolled travel agent and Director and Secretary of the Company, received approximately $11,732, $5,293 and $149 in the years 1996, 1995 and 1994, respectively. Amounts paid to them so far in 1997 are immaterial. Mr. Cook has been an enrolled travel agent since November 16, 1993. The Company has paid $415,209 to Ideal so far in 1997. The Company paid $37,044, $162,783, and $15,563 to Ideal in the years 1996, 1995, and 1994, respectively.



    Robert Hondel, a Director of the Company, executed a promissory note in the principal amount of $300,000 in favor of WCSI on July 31, 1997. The note is secured by a lien on Mr. Hondel's real property located in Graham, Washington and bears interest at a rate of 10% per year payable in monthly installments of $2,500 plus 50% of all monthly income received by Quantum Marketing and its affiliates in excess of $8,000 per month beginning September 5, 1997 until paid in full.

    Crossroads Northwest, LP, a limited partnership controlled by the Wade B. Cook Family Trust owes the Company $637,401 under the terms of various oral and written agreements to repay such amounts which have been borrowed for the purpose of purchasing real estate used, in some instances, by the Cook Family.

    The Company's management believes that the terms and conditions of each of the related party transactions set forth above are at least as favorable as might be obtained from an independent third party.

COMPENSATION REPORT OF THE BOARD OF DIRECTORS

    In the future, the Board of Directors will be responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. See "Election of Directors--Board Meetings and Committees." The purpose of this report is to inform shareholders of the Company's compensation policies for executive officers and rationale for the compensation paid to executive officers in fiscal year 1996.

    The amount of compensation paid by the Company to each of its directors and officers and the terms of employment were determined solely by Wade B. Cook except as otherwise noted below. The Company believes that the compensation paid to its directors and officers, including Wade B. Cook, is competitive with that paid by similar companies.

    The compensations and benefits for 1996 of the Chief Executive Officer and the other executive officers of the Company are determined by oral employment agreements (except as otherwise noted below). The terms of such agreements were negotiated with Wade B. Cook, generally, at arms length. Mr. Cook's employment agreement for 1997 to 2000 was negotiated through the Company's General Counsel and was based on a general consideration of the compensation of similarly situated chief executive officers in the Pacific Northwest region of the United States.

                    COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Wade B. Cook's minimum base salary for 1996 was set by him and approved by the Board of Directors. Mr. Cook's base salary was set at an annual level below that comparable to executives similarly situated at companies in the financial education and seminar industry. Also considered were Mr. Cook's value to the Company on a going forward basis and the levels of income Mr. Cook could earn if he were not employed by the Company.

                     COMPENSATION OF ALL EXECUTIVE OFFICERS

    All executive officers of the Company are compensated based on a performance based system of generating sales and opportunities to and for the Company in exchange for salaries and bonuses. Generally, Mr. Cook negotiates all salaries. The Company believes that the levels of compensation and benefits set for executive officers is comparable to those set in similar companies for persons performing the same or similar functions.

    In two (2) instances in 1996 employees, including executive officers, were granted small direct awards of the Company's Common Stock. In each instance, the employee receiving the grant was a dedicated employee of the Company. The Board of Directors believes that the use of direct stock awards is appropriate for employees and in the future intends to use direct stock awards to reward outstanding service to the Company or to attract and retain individuals with exceptional talent and credentials. The use of incentives such as stock options or awards is intended to further align the interests of executive officers and other key employees with those of the Company's shareholders.

    The Omnibus Budget Reconciliation Act of 1993 as codified in the Internal Revenue Code established certain criteria for the tax deductibility of compensation in excess of $1 million paid to any one of the

Company's executive officers. The effect of Section 162(m) of the Internal Revenue Code is that starting with tax years beginning after January 1, 1994, a publicly held corporation may not deduct compensation paid to its chief executive officer and its four other most-highly compensated officers in excess of $1 million per officer during a corporate taxable year except to the extent such amounts in excess of $1 million qualify for an exception to this limitation. To qualify for this exception, such amounts must be determined on the basis of preestablished, objective, nondiscretionary formulae that meet certain shareholder and outside director approval requirements.

                                          Submitted by the Board of Directors
                                          Wade B. Cook

                          RATIFICATION OF NAME CHANGE

    In connection with the reincorporation of the Company as a Nevada corporation, the Board of Directors changed the name of the Company from Profit Financial Corporation to Wade Cook Financial Corporation. The reasons for the name change include to align the identity of the Company with that of its founder Wade B. Cook to take advantage of his increasing notoriety as a creator and producer of investment education products.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE CHANGE OF THE NAME OF THE COMPANY TO "WADE COOK FINANCIAL CORPORATION."

                     APPROVAL OF REINCORPORATION OF COMPANY

    For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Nevada (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which is accomplished by merging the Company with and into its newly formed Nevada subsidiary, Wade Cook Financial Corporation ("WADE").

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    The Company was originally incorporated as a Utah corporation in 1979 by a person or persons other than Wade B. Cook. The reasons for the selection of Utah as opposed to any other state of incorporation are not now known.

    Because the Utah corporation was created several years ago, provisions of the Articles of Incorporation relating to, among other things, limitations on director liabilities and indemnification of directors and officers are dated. These issues are viewed by the Board of Directors and management as extremely important to recruiting and retaining directors and officers of the highest caliber who are essential to the continuing successful operation of the Company. Although the Company has not incurred any recent problem in recruiting or retaining directors and officers, the cost and availability of adequate director and officer insurance and the uncertainties relating to indemnification have been reviewed.

    Under Nevada law, the ability of a corporation to indemnify directors and officers in certain actions brought on behalf of the corporation is broad and relatively clear as a legal matter. Another important reason to reincorporate in the state of Nevada is the lack of a Nevada state tax on corporations. Further, management believes that since the Company regularly, and as a matter of philosophy, advocates the creation of a Nevada corporation for certain asset planning and other business purposes, it is considered desirable by the Board of Directors to incorporate under the laws of the state of Nevada to maintain a consistent message to the Company's customers.

PLAN OF MERGER

    The Company will be merged with and into WADE pursuant to the terms of the proposed Plan and Agreement of Merger (the "Merger Agreement," a copy of which may be obtained from the Secretary of the Company). Upon the completion of the merger, the owner of each outstanding common share of the Company will automatically own one WADE common share. Each outstanding certificate representing a Company common share or shares will continue to represent the same number of shares in WADE (i.e., a certificate representing one Profit Financial Corporation common share will then represent one WADE common share). Thus, it will NOT be necessary for shareholders of the Company to exchange their existing share certificates. The Common Stock of the Company will continue to be traded on the OTC BB market under the same symbol subsequent to the merger.

EFFECT OF REINCORPORATION AND MERGER

    The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation and merger will not result in any change in the name, business, management, location of the Company's principal executive offices, assets, liabilities, or net worth or accounting practices. Moreover, as noted above, the Company's common shares will continue to be traded on the OTC BB Market under the symbol "WADE". The merger will not give rise to any appraisal or dissenters' rights.

PRINCIPAL DIFFERENCES IN CORPORATE CHARTERS

    WADE's Articles of Incorporation and By-Laws will be the Articles of Incorporation and By-Laws of the surviving corporation. A copy of the Articles of Incorporation of WADE may be obtained from the Secretary of the Company.

    The new Articles increase the number of authorized shares of Common Stock of the Company from 20,000,000 to 60,000,000, to effectuate the three-for-one split for shareholders of record as of September 1, 1997. The new Articles also establish an initial Board of Directors of eight (8) members, subject to increase or decrease from time to time as set forth in the Bylaws to a maximum of twelve (12) and a minimum of three (3), and with a maximum increase of two directors in any calendar year, and provide for staggered three (3) year terms. The initial directors set forth in the new Articles and their respective terms are those set forth as nominees in this Proxy. See "ELECTION OF DIRECTORS--Nominees for Director."

    The new Articles also provide that the provisions regarding the number and term of directors (Article V of the new Articles) may not be amended or repealed or otherwise contradicted without the affirmative vote of the holders of at least two-thirds of the Company's Common Stock. The new Articles also provide for elimination of the personal liability of directors of the Company to the fullest extent provided by applicable state law, and do not provide for preemptive rights.

    The Company's current Articles of Incorporation differs from WADE's Articles of Incorporation primarily as to indemnification of officers and directors and limitations on director liability. Other differences primarily concern technical differences between the Nevada Corporate Code and the Utah Corporate Code.

TAX CONSEQUENCES

    In connection with the Reincorporation, the Company has not requested an opinion that the Reincorporation will constitute a tax free reorganization under the Internal Revenue Code. The Company believes that the facts are clear that under the circumstances the Reincorporation will qualify as a tax free reorganization. Accordingly, it is anticipated that no gain or loss will be recognized for federal income tax purposes by the Company, WADE, or their shareholders as a result of the merger, and the tax basis and holding period for the shares of WADE deemed received by the shareholders of the Company in exchange for the Company's shares will be the same as the tax basis and holding period of the shares of the Company deemed to be exchanged therefor. In addition, WADE generally will succeed to the tax attributes of the Company.

VOTE REQUIRED AND BOARD RECOMMENDATION

    Utah law requires the favorable vote of at least a majority of all of the outstanding voting shares of the Company to approve the Reincorporation.

    As discussed above, one of the reasons for proposing the Reincorporation is that Nevada law has clearer and broader provisions relating to the limitation of director liability and indemnification of officers and directors. Accordingly, the Board has a personal interest in the approval of the Reincorporation. The indemnification requirements might have a significant adverse effect on the Company and its shareholders in the event of a substantial judgment or settlement, not otherwise covered by insurance, with respect to a director or officer entitled to indemnification. In documents filed with the Securities and Exchange Commission the Company has disclosed that it is involved in proceedings in the nature of investigations by the Securites and Exchange Commission and the Washington State Securities Administrator. This pending or threatened litigation or proceeding may result in a claim for indemnification by a director or officer under the Company's Articles, By-Laws, and Nevada corporate law.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE REINCORPORATION OF THE COMPANY IN NEVADA.

                APPROVAL OF INCREASE OF AUTHORIZED COMMON STOCK

    The shareholders of the Company are being asked to approve the increase of the number of shares of the Company's Common Stock which is authorized to be issued from 60,000,000 to 140,000,000 shares. This increase in authorized common stock will be given effect by an amendment to the amended Articles of Incorporation of the Company. The increase in common stock available for issuance will not affect the number of shares of Common Stock issued and outstanding at the effective date of the increase. Rather, the availability of additional shares is intended by the Board of Directors to allow management considerable freedom, subject to Board approval, to acquire other companies and products and services by the issuance of Common Stock as consideration for such acquisitions. Additionally, the Company intends to continue its policy of rewarding employees, executive officers, consultants and other service providers with grants of options and common stock as a reward for service, as an incentive to perform at the highest levels of service in the future, and as a way of aligning the interests of management and employees with the interests of the Company's shareholders.


    If the proposed amendment is adopted, the additional shares of Common Stock authorized would thereafter be subject to issuance from time to time by the Board of Directors without shareholder approval and without preemptive purchase rights by the shareholders. The issuance of such authorized shares of Common Stock may result in the dilution of the equity interests of the Company's then existing shareholders. This would be true in the event the Company issued shares of Common Stock in return for consideration having a fair value of less than the book value per share of the Common Stock on the date of issuance.



    The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Articles of Incorporation and By-Laws may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in authorized Common Stock as an anti-takeover measure.

    The Company's Board of Directors intends to use part of the newly increased authorized shares of Common Stock to effect a 3 for 1 split of the shares of Common Stock currently issued and outstanding. The Board of Directors at a meeting held on October 15, 1997 voted to split the Company's Common Stock as soon as practicable after the additional shares of Common Stock are approved by the shareholders of the Company. After the split of the Common Stock, there would be approximately 60,435,288 shares of Common Stock issued and outstanding.



    Additionally, the Company's management is in various stages of negotiation for the acquisition of products, assets and the shares of common stock of other public and privately held companies, and intends to use shares of the Company's Common Stock as consideration, in whole or in part, for such acquisitions. At the time of this Proxy Statement, however, no such product, asset or common stock purchase was sufficiently advanced or certain of finality to require or lead the Company to otherwise deem it advisable to disclose the details of the proposed transactions.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE INCREASE IN AUTHORIZED COMMON STOCK.

                   RATIFICATION OF 1997 STOCK INCENTIVE PLAN

    The Board of Directors adopted the Wade Cook Financial Corporation 1997 Stock Incentive Plan (the "Plan") and reserved for issuance pursuant to the Plan 1,000,000 shares of the Company's Common Stock. The Plan is intended to promote the interests of the Company and its shareholders by providing directors, officers, consultants and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual directors, officers, consultants and other employees in fulfilling their personal responsibilities for long-range achievements. A copy of the Plan is attached as Appendix A.

1997 STOCK INCENTIVE PLAN

    The Board of Directors requests that the shareholders approve the Wade Cook Financial Corporation 1997 Stock Incentive Plan (the "Incentive Plan") and to approve the reservation of 1,000,000 shares of Common Stock of the Company to be issued thereunder.

    The Board adopted the Incentive Plan and recommends its approval by the shareholders in order to allow the Company to offer stock options to key employees as a part of its overall compensation package. The Board believes that this Incentive Plan is essential to attract and retain the best available personnel for positions of substantial responsibility, to encourage ownership of the Common Stock by key employees, directors and consultants of the Company, and to promote the Company's success.

    The Company's 1997 Stock Incentive Plan provides that the Board of Directors be charged with administering the Incentive Plan, on behalf of the Company. The Board of Directors may grant restricted stock, stock options, stock appreciation rights or other stock based awards (individually or collectively, an "Award") to eligible employees, directors or consultants. Common Stock purchased under the Incentive Plan will be purchased from the Company; therefore the Company will receive the purchase price paid for the Common Stock, if any. The Board, subject to approval by the shareholders, has reserved for issuance under the Incentive Plan a total of 1,000,000 shares of the Company's Common Stock, subject to adjustment in the event of a stock dividend, stock split or similar change in outstanding shares of Common Stock. If approved, the Incentive Plan shall be deemed effective immediately. No Award under the Plan shall extend for a period greater than ten years from the date of grant. The Incentive Plan is included as Appendix A to this Proxy Statement. No Awards have been granted under the Incentive Plan to date. The type or number of future Awards that will be granted under the Incentive Plan to the above-named individuals and groups in the future is not determinable at this time.

    The Board of Directors recommends a vote "FOR" the ratification of the Wade Cook Financial Corporation 1997 Stock Incentive Plan.


                            STOCK PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return since the Common Stock became registered under Section 12 of the Securites Exchange Act of 1934 on June 30, 1997 with the Russell 2000 Index and an index of certain companies having the same Standard Industrial Classification Code. The graph assumes that the value of an investment in the Company's Common Stock at June 30, 1997 at the closing price of $1.68 per share and each index was $100.00 on June 30, 1997.

                                [GRAPH]

1   The Industry Index chosen was: Sic Code 2741--Miscellaneous Publishing

    The Current compositon of the industry index is as follows:

    American Education PRD

    Global One Distrib&Merch

    Harte Hanks Communicatns

    Pacific Chemical Inc

    Publishing Co N America

    Topps Co Inc

    Tro Learning Inc

    Visual Data Corp

2   The Broad Market Index chosen was: Russell 2000 Index

                                 OTHER MATTERS

COST OF SOLICITING PROXIES

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of the proxies by mail, employees and directors of the Company, without extra remuneration, may solicit proxies personally or by telephone. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

SHAREHOLDER PROPOSALS

    Shareholders having proposals that they desire to present at next year's annual meeting of shareholders should, if they desire that such proposals be included in the Board of Directors' Proxy and Proxy Statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Seattle, Washington, not later than December 1, 1997. Proposals may be mailed to: 14675 Interurban Avenue South, Seattle, Washington 98168-4664, Attention: General Counsel.

OTHER BUSINESS

    The Board of Directors knows of no other business to be brought before the Meeting, but it is intended that, as to any such other business, the shares of Common Stock will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

                                          By Order of the Board of Directors
                                          /s/ Laura M. Cook
                                          Laura M. Cook,
                                          SECRETARY


Seattle, Washington
November 20, 1997

                                                                      APPENDIX A

                        WADE COOK FINANCIAL CORPORATION
                           1997 STOCK INCENTIVE PLAN

    1.  ESTABLISHMENT AND PURPOSE.

    There is hereby adopted the Wade Cook Financial Corporation 1997 Stock Incentive Plan (the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of the Company by providing directors, officers, consultants and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual directors, officers, consultants and other employees in fulfilling their personal responsibilities for long-range achievements.

    2.  DEFINITIONS.

    As used in the Plan, the following definitions apply to the terms indicated below:

       (a) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

       (b) "Board" shall mean the Board of Directors of the Company.

       (c) "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Board in its sole discretion.

       (d) A "Change in Control" shall be deemed to have occurred in the event set forth in any one of the following paragraphs shall have occurred:

           (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing 25% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

           (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving; individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

           (3) there is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

           (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

       (f) "Company" shall mean Wade Cook Financial Corporation and, where appropriate, each of its Subsidiaries now held or hereinafter acquired.

       (g) "Company Stock" shall mean the common stock of the Company, $.01 par value.

       (h) "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Board to constitute Disability.

       (i) "Effective Date" shall mean the date upon which this Plan is adopted by the Board.

       (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       (k) The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing, sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the NASDAQ Stock Market for the last preceding day on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are then listed on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price for the shares of Company Stock as reported by the National Association of Securities Dealers. Inc. Automated Quotations System for the last preceding day on which there was a sale of such stock in such market, or (4) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise readily ascertainable, such value as determined by the Board in good faith.

       (l) "Incentive Award" shall mean any Option, Tandem SAR, Stand-Alone SAR, Restricted Stock. Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

       (m) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Board as an Incentive Stock Option.

       (n) "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e).

       (o) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

       (p) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

       (q) "Other Award" shall mean an award granted pursuant to Section 13 hereof.

       (r) "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

       (s) "Participant" shall mean (1) a director, officer, consultant or other employee to whom an Incentive Award is granted pursuant to the Plan and (2) upon the death of an individual described in clause (1), his or her successors, heirs, executors and administrators, as the case may be. "Person' shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a bank or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

       (t) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

       (u) "Phantom Stock" shall mean the right, granted pursuant to Section II, to receive in cash or shares the Fair Market Value of a shares of Company Stock.

       (v) "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

       (w) "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c).

       (x) "Rule 16b-3" shall mean the Rule 16b-3 promulgated the Exchange Act, as amended from time to time.

       (aa) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

       (bb) "Stand-Alone SAR" shall a stock appreciation right which is granted pursuant to Section 9 and which is not related to any Option.

       (cc) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

       (dd) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

       (ee) "Tandem SAR" shall mean a stock appreciation right which is granted pursuant to Section 8 and which is related to an Option.

       (ff) "Vesting Date" shall mean the date established by the Board on which a share of Restricted Stock or Phantom Stock may vest.

    3.  STOCK SUBJECT TO THE PLAN.

       (a) Shares Available for Awards.

          The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 1,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury. The Board may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

          The grant of a Tandem SAR shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

       (b) Adjustment for Change in Capitalization.

          In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Company Stock. or other property), recapitalization. Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate function or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may then be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

       (c) Re-use of Sharer.

          The following shares of Company Stock shall again become available for Incentive Awards: except as provided below, any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; and any shares of Restricted Stock forfeited. Notwithstanding the foregoing, upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Awards shall be canceled to the extent of the number of shares of Company Stock- as to which the Incentive Award is exercised and such number of shares shall no longer be available for Incentive Awards under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by the Board. The Board shall have the authority in its sole discretion subject to and not inconsistent with the express provisions of the plan, to administer the Plan and to exercise the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which Incentive Awards may relate and the terms and conditions, restrictions and performance criteria relating to any Incentive Award and whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    The Board may, in its absolute discretion, without amendment to the Plan,
(a) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (b) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or other Incentive Award or otherwise adjust any of the terms applicable to any such Incentive Award.

    No member of the Board shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Nevada law and the bylaws of the Company) and hold harmless each member of the Board and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (includes any sum paid in settlement of a claim with the approval of the Board) arising out of any action, omission or determination relating to the plan, unless, in either case, such action, omission or determination was taken or made by such director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

    5. ELIGIBILITY. The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such directors, officers, consultants and other employees of the Company as the Board shall select from time to time.

    6.  AWARDS UNDER THE PLAN; AGREEMENT.

    The Board may grant Options, Tandem SARS, Stand-Alone SARS shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Board shall determine, subject to the provisions of the Plan. Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Board may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

    7.  OPTIONS.

       (a) Identification of Options.

          Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

       (b) Exercise Price.

          Each Agreement with respect to an Option shall set forth the amount
           (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Board; provided, however, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

       (c) Term and Exercise of Options.

           (1) Unless the applicable Agreement provides otherwise, an Option shall be exercisable as to one-third ( 1/3) of the shares covered thereby on the date of grant, with an additional one-third ( 1/3) of such Option becoming cumulatively exercisable on each of the first and second anniversaries of the date of grant. The Board shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the due of grant.

           (2) Notwithstanding the provisions of subsection (1) above, the exercisability of Options granted pursuant to this Section 7 may be subject to the attainment by the Company of performance goals pre-established by the Board, based on one or more of the following criteria: (A) return on total stockholder equity; (B) earnings per share of Company Stock; (C) net income (before or after taxes); (D) earnings before interest, taxes, depreciation and amortization; (E) revenues; (F) return on assets; (G) market share; (H) cost reduction goals; (I) any combination of, or a specified increase in, any of the foregoing; and (J) such other criteria as the Board may approve; in each case, as determined in accordance with generally accepted accounting principles. The exercisability of Options (or portions thereof) under this subsection (2) shall not be effective unless the attainment of such performance measures has been certified by the Board.

           (3) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for less than 100 shares of Company Stock. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

           (4) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means; (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant prior to the date of-exercise and valued at their Fair Market Value on the effective date of such exercise; (C) by authorizing the Company to withhold whole shares of Company Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise; (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise; or (E) by such other provision as the Board may from time to time authorize. The Board shall have sole discretion to disapprove of an election pursuant to any of clauses (B) - (E) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with

               Section 16 and the rules and regulations thereunder. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

           (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

           (6) The Board shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock IP Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(ii) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise. Reload Options shall be subject to such conditions as may be specified by the Board in its discretion, subject to the terms of the Plan.

       (d) Limitations on Incentive Stock Options.

           (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $ 100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which such Incentive Stock Option is granted.

           (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price of such Incentive Stock Option is at least 110 percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

       (e) Effect of Termination of Employment.

           (1) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death,
               (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire at the close, and
               (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year from the date of such termination in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

           (2) Unless the applicable Agreement provides otherwise, in the event the employment of a Participant with the Company shall terminate as of the Disability or death of the Participant, (A) Options granted to such Participant to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

           (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options to such Participant shall expire at the commencement of business on the date of such termination.

       (f) Acceleration of Exercise Date Upon Change in Control.

    Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

                     [This Space Intentionally Left Blank]

    8.  TANDEM SARS.

    The Board may grant in connection with any Option granted hereunder one or more SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted in connection with an Option only at the same time that such Option is granted: provided, however a Tandem SAR granted in connection with a Non-Qualified Stock Option may be granted subsequent to the time that such Non-Qualified Stock Option is granted.

       (a) Benefit Upon Exercise.

          The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

       (b) Term and Exercise of Tandem SAR.

           (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

           (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem Shares to the extent of the number of shares of Company Stock subject to such Option which is so exercised, canceled, terminated or expired.

           (3) A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Tandem SAR shall be with respect to less than 100 shares of Company Stock.

           (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

           (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related.

    9.  STAND-ALONE SARS.

       (a) Exercise Price.

          The exercise price per share of a Stand-Alone SAR shall be determined by the Board at the time of grant.

       (b) Benefit Upon Exercise.

          The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable after such exercise, in cash and/or shares of Company Stock, as determined by the Board.

       (c) Term and Exercise of Stand-Alone SARs.

           (1) Unless the applicable Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to one-third ( 1/3) of shares covered thereby on the date of grant, with an additional one-third ( 1/3) of such Stand-Alone SAR to become cumulatively exercisable on each of the first and second anniversaries of the date of grant. The Board shall determine the expiration date of each Stand-Alone SAR.

           (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Stand-Alone SAR shall be with respect to less than 100 shares of Company Stock.

           (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

       (d) Effect of Termination of Employment.

          The provisions set forth in Section 7(c) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARS.

       (e) Acceleration of Exercise Date Upon Change in Control.

          Upon the occurrence of a Change in Control, any Stand-Alone SAR outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

    10.  RESTRICTED STOCK.

       (a) Issue Date and Vesting Date.

          At the time of the grant of shares of Restricted Stock, the Board shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Board may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(c), provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such shares shall vest and the restrictions of
           Section 10(c) shall lapse.

       (b) Conditions to Vesting.

          At the time of the grant of shares of Restricted Stock, the Board may impose such restrictions or conditions to the vesting of such as it, in its absolute discretion. deems appropriate.

       (c) Restrictions on Transfer Prior to Vesting.

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

       (d) Dividends on Restricted Stock.

          The Board in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

       (e) Issuance of Certificates.

           (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:


              THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED
               HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE WADE COOK FINANCIAL CORPORATION 1997 STOCK INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE COMPANY. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.


           ---------------------------------------------------------------------

              Such legend shall not be removed until such shares vest pursuant to the terms hereof.

           (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Board determines otherwise.

       (f) Consequences of Vesting.

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(c).


       (g) Effect of Termination of Employment.


           (1) Subject to such other provision as the Board may set forth in the applicable Agreement, and to the Board's amendment authority pursuant to a Participant's employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided that if the Board, in its sole discretion, shall within thirty (30) days after such termination of employment notify the participant in writing of its decision not to transfer the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Board may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held, or otherwise.

           (2) In the event of the termination of a Participant's employment for Cause all shares of Restricted Stock granted to such participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividend paid on such shares, in return for which the Company shall repay to the Participant any amount Paid by the Participant for such shares.

       (h) Effect of Change in Control.

          Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse.

       (i) Special Provisions Regarding Restricted Stock.

          Notwithstanding anything to the contrary contained herein, Restricted
           Stock granted pursuant to this Section 10 may be based on the attainment by the Company, of performance goals pre-established by the Board, based on one or more of the following criteria: (l) return on total stockholder equity; (2) earnings per share of Company Stock;
           (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) revenues; (6) return on assets; (7) market share; (8) cost reduction goals; (9) any combination of, or a specified increase in, any of the foregoing; and
           (10) such other criteria as the Board may approve; in each case, as determined in accordance with generally accepted accounting principles. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance criteria has been certified by the Board.

    11.  PHANTOM STOCK.

       (a) Vesting Date.

          At the time of the grant of shares of Phantom Stock, the Board shall establish a Vesting Date or Vesting Dates with respect to such shares. The Board may divide such shares into classes and assign a different Vesting Date for each class provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d) upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

       (b) Benefit Upon Vesting.

           Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive, within 30 days of the date on which such share vests, an amount in cash and/or of Company Stock, as determined by the Board, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests, and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

       (c) Conditions of Vesting.

          At the time of the grant of shares of Phantom Stock, the Board may impose such restrictions or conditions to the vesting of such share as it, in its absolute discretion, deems appropriate.

       (d) Effect of Termination of Employment.

           Subject to such other provision as the Board may set forth in the applicable Agreement, and to the Board's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such Shares, shall be forfeited upon the Participant's termination of employment for any reason.

       (e) Effect Of Change in Control.

           Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest and payment in respect of such shares shall be made in accordance with the term of this Plan.

       (f) Special Provisions Regarding Awards.

          Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 11 may be based on the attainment by the Company of one or more of the performance criteria set forth in Section 10(i) hereof, in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award will be paid until the attainment of the respective performance criteria have been certified by the Board.

    12.  STOCK BONUSES.

    In the event that the Board grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

    13.  OTHER AWARDS.

    Other forms of Incentive Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

    14.  RIGHTS AS A STOCKHOLDER.

    No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

    15.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD.

    Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate employment or to increase or decrease the compensation of the Participant.

    No person shall have any or right to receive an Incentive Award hereunder. The Board's granting of an Incentive Award to a participant at any time shall neither require the Board to grant any other Incentive Award to such Participant or any other person at any time, or preclude the Board from making subsequent grants to such Participant or any other person.

    16.  SECURITIES MATTERS.

       (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obliged to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Board may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such certificates make such agreements and representations, and that such certificates bear such legends, as the Board, in its sole discretion, deems necessary or desirable.

       (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Board may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Board shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

    17.  WITHHOLDING TAXES.

    Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

    Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Board, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares of Company Stock to be delivered pursuant to an Incentive Award.

    18.  NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE.

    If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of election with the Internal Revenue Service.

    19. NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE.

    Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

    20.  AMENDMENT OR TERMINATION OF THE PLAN.

    The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 422 of the Code or Rule 16b-3. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Board's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under, any outstanding Incentive Award.

    21.  TRANSFERS OF INCENTIVE AWARDS.

    Options granted under the Plan shall not be transferable except (a) by will or the laws of descent and distribution; (b) pursuant to a "qualified domestic relations order" as such term is defined in the Employee Retirement Income Security Act of 1974, as amended; or (c) as specifically provided below. Any Participant may transfer Non-Qualified Stock Options to members of his or her Immediate Family (as defined below) if (1) the Agreement pursuant to which the Option was granted so provides, (2) such agreement was approved by the Board, and (3) the Participant does not receive any consideration for the transfer. "Immediate Family" means children, grandchildren, and spouse of the Participant or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any Non-Qualified Stock Option agreement may be amended to provide for the transferability feature as outlined above, provided that such amendment is approved by the Board. Any Option not granted pursuant to an Agreement expressly permitting its transfer shall not be transferable. During the lifetime of the Participant, options may be exercised only by the Participant, the guardian or legal representative of the Participant, or the transferee as permitted under this Section 21(c).

    22.  EXPENSES AND RECEIPTS.

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

    23.  FAILURE TO COMPLY.

    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure to the Board, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Board, in its absolute discretion, may determine.

    24.  EFFECTIVE DATE AND TERM OF PLAN.

    The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to shareholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

    25.  APPLICABLE LAW.

    Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Nevada, without reference to its principles of conflicts of law.

    26.  PARTICIPANT RIGHTS.

    No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

    27.  UNFUNDED STATUS OF AWARDS.

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

    28.  NO FRACTIONAL SHARES.

    No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    29.  BENEFICIARY.

    A Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation, if no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

    30.  INTERPRETATION.

    The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply

    31.  SEVERABILITY.

    If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

                     [This Space Intentionally Left Blank]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF PROFIT FINANCIAL CORPORATION


    The undersigned hereby appoints Wade B. Cook, President and Director of Profit Financial Corporation, the Proxy of the undersigned, with full power of substitution, to represent and vote all shares of the Common Stock of Profit Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on December 10, 1997 and any adjournment thereof.



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ATTACHED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY, LAURA M. COOK, A NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE MEETING.


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS STATED BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

    1. To elect all of the directors each to serve a one, two, or three year term, depending on the director's classification as a director.

       / / FOR all nominees listed below (except those whose names are written on the line below)

       / /  WITHHOLD AUTHORITY (to vote for all nominees listed below)

      CLASS I                CLASS II              CLASS III
--------------------  ----------------------  --------------------
Wade B. Cook          Nicholas Dettman        Cheryle Hamilton
John V. Childers,
Sr.                   Dr. Warren H. Chaney    Pamela S. Anderson
Laura M. Cook         Eric W. Marler          Robert T. Hondel
                                              Robin Anderson
--------------------------------------------

    2. To ratify the change of the name of the corporation to Wade Cook Financial Corporation.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3.  To authorize the reincorporation of the Company in the state of Nevada.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    4. To authorize an increase in the total authorized common stock of the Company by 80,000,000 shares to 140,000,000 shares of Common Stock (par value $.01).

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    5.  To adopt the Wade Cook Financial Corporation 1997 Stock Incentive Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

Dated:
--------------------------------------,
1997.                                     --------------------------------------
                                                        Signatures

Print shareholder Name(s)
exactly as it/they appear(s)
on your certificate or
brokerage account where they
are held:                                               Complete if known:

                                Certificate No.:
------------------------------                    ------------------------------

                                No. of Shares:
------------------------------                    ------------------------------

------------------------------